UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 23, 2013

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-31560	98-0648577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

38/39 Fitzwilliam Square Dublin 2 Ireland	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2013, Seagate Technology plc (the “Company”) issued a press release announcing that, effective as of October 23, 2013, William D. Mosley, who served as Executive Vice President, Operations, was named President, Operations and Technology, with responsibility for the Company’s global hard drive, heads and media manufacturing operations, as well as global research and development; and Albert A. “Rocky” Pimentel, who served as Executive Vice President, Chief Sales and Marketing Officer, was named President, Global Markets and Customers, with responsibility for the Company’s global customer engagement, sales and sales operations, product line management, marketing and retail activities.  As a result of these promotions, Stephen Luczo’s title has changed from Chairman, President and Chief Executive Officer to Chairman and Chief Executive Officer. Each of Messrs. Mosley and Pimentel continues to report to Mr. Luczo.

The information required by Items 401(b), 401(e) and 404(a) of Regulation S-K is contained in the section entitled “Compensation of Named Executive Officers” of the Company’s Proxy Statement filed with the SEC on September 11, 2013 and the section entitled “Part I — Item 1. Business—Executive Officers” of the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2013, which information is incorporated by reference here. Changes to the compensation arrangements for Messrs. Mosley and Pimentel have not been finalized at this time.  Neither Mr. Mosley nor Mr. Pimentel has a family relationship with any of the Company’s other directors or executive officers.

Item 7.01       Regulation FD Disclosure.

The Company issued a press release on October 28, 2013 announcing the appointment of Messrs. Mosley and Pimentel to their new positions. The press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits

99.1     Press release issued by Seagate Technology plc on October 28, 2013 announcing executive appointments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Executive Vice President, General Counsel and Chief Administrative Officer

Date: October 28, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Seagate Technology plc on October 28, 2013 announcing executive appointments.